IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2022
Impairment of assets [Abstract]
Impairment and Reversal of Non-Current Assets	Impairment and Reversal of Non-Current Assets
Summary of impairments (reversals)
For the year ended December 31, 2022, we recorded net impairment charges of $483 million (2021: net impairment reversals of $63 million) for non-current assets and $1,188 million (2021: $nil) for goodwill, as summarized in the following table:

For the years ended December 31	2022	2021
Veladero	$490	$—
Reko Diq	(120)	—
Long Canyon	85	—
Lumwana	23	—
Lagunas Norte	—	(86)
Golden Sunlight	—	15
Pueblo Viejo	—	(7)
Tanzania	—	5
Hemlo	—	5
Other	5	5
Total impairment charges (reversals) of non-current assets	$483	($63)
Loulo-Gounkoto goodwill	1,188	—
Total goodwill impairment charges	$1,188	$—
Total impairment charges (reversals)	$1,671	($63)

2022 Indicators of Impairment and Reversals
In the fourth quarter of 2022, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified an impairment at our Loulo-Gounkoto mine. Also in the fourth quarter of 2022, we reconstituted the Reko Diq project, which was an indicator of impairment reversal, and we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at our Veladero and Long Canyon mines.

Loulo-Gounkoto
In the fourth quarter of 2022, we performed the annual goodwill impairment test at Loulo-Gounkoto and determined that the carrying value of $4,260 million exceeded the FVLCD. We observed a decrease in the mine’s discounted cash flows reflecting higher operating and capital costs largely due to inflationary pressures and a higher WACC driven by higher interest rates as central banks have increased rates to combat inflation. Therefore we recorded a goodwill impairment of $1,188 million, based on a FVLCD of $3,072 million. The key assumptions used in this assessment are listed below.

Veladero
In the fourth quarter of 2022, we updated the LOM plan for Veladero and we observed a decrease in the mine’s discounted cash flows reflecting higher operating and capital costs largely due to significant inflationary pressures coupled with strict Argentine foreign exchange controls, a decrease in expected recovery rates from the leach pad and an increase in the WACC primarily due to higher country risk and higher risk-free rates. We determined that this was an indicator of impairment and concluded that the carrying value of $839 million exceeded the FVLCD and we recorded a non-current asset impairment of $490 million, based on a FVLCD of $479 million. A net realizable value impairment of leach pad inventory of $42 million was also recorded (refer to note 17). The key assumptions used in this assessment are consistent with our testing of goodwill impairment in the fourth quarter of 2022, as listed below.

Long Canyon
In the fourth quarter of 2022, we updated the LOM plan for Long Canyon and we observed a decrease in the mine’s discounted cash flows reflecting an update in the permitting timeline based on our experience at Goldrush and an increase in the WACC primarily due to higher risk-free rates as central banks have increased rates to combat inflation. We determined that this was an indicator of impairment and concluded that the carrying value of $391 million exceeded the FVLCD and we recorded a non-current asset impairment of $84 million, based on a FVLCD of $319 million. The key assumptions used in this assessment are consistent with our testing of goodwill impairment in the fourth quarter of 2022, as listed below.

Reko Diq
On December 15, 2022, Barrick completed the reconstitution of the Reko Diq project in Pakistan’s
Balochistan province. The project was suspended in 2011 due to a dispute over the legality of its licensing process, and in 2012, an impairment of $120 million was recorded relating to our 37.5% investment in the Reko Diq project. The reconstitution resolves the damages originally awarded by the International Centre for the Settlement of Investment Disputes and disputed in the International Chamber of Commerce.
The reconstituted project is held 50% by Barrick and 50% by Pakistani stakeholders, comprising a 10% free-carried, non-contributing share held by the Provincial Government of Balochistan, an additional 15% held by a special purpose company owned by the Provincial Government of Balochistan and 25% owned by other federal state-owned enterprises. Barrick is the operator of the project.
In the fourth quarter of 2022, we recorded an impairment reversal of $120 million relating to the carrying value of our equity method investment in the Reko Diq project that we fully impaired in 2012. In addition, we recognized a gain of $300 million in other income as Barrick’s interest in the Reko Diq project increased from 37.5% to 50% as a result of the reconstitution of the project and we did not give up any consideration for the additional interest. The measurement of the gain was based on the sale price agreed upon by Barrick’s original partner in the Reko Diq joint venture to exit the reconstituted project.

Porgera
On April 9, 2021, the PNG government and BNL agreed on a partnership for the future ownership and operation of the Porgera mine. Porgera has been in care and maintenance since April 2020, when the government declined to renew its SML. The financial impact will be determined once all definitive agreements, which are currently being negotiated, have been signed. We have determined that the carrying value of our 47.5% share of Porgera ($327 million as at December 31, 2022) remains recoverable and there is no impairment loss to recognize. The ultimate resolution of this dispute may differ from this determination and there is no certainty that the carrying value will remain recoverable. Refer to note 35 for more information.

2021 Indicators of Impairment and Reversals
In the fourth quarter of 2021, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified no impairments. Also in the fourth quarter of 2021, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Long Canyon and an indicator of impairment reversal at Lumwana.

Long Canyon
The delayed timing of permitting activities and an updated geological model resulting in lower production over the LOM plan represented impairment triggers in the fourth quarter of 2021. We performed an analysis and concluded that the carrying amount remained recoverable under the revised LOM plan as at December 31, 2021. The key assumptions used in this assessment were consistent with our testing of goodwill impairment in the fourth quarter of 2021, as listed below.

Lumwana
In the fourth quarter of 2021, the Zambian government enacted amendments to the income tax laws, effective January 1, 2022, which allow for the deductibility of royalties when calculating income tax. We determined that this was an indicator of an impairment reversal, therefore we performed an analysis of the FVLCD and concluded that no reversal was appropriate at this time.

First Quarter 2021
Lagunas Norte
As described in note 4, on February 16, 2021, we announced an agreement to sell our 100% interest in the Lagunas Norte gold mine in Peru to Boroo for total consideration of up to $81 million. An impairment reversal of $86 million was recognized in the first quarter of 2021 based on the March 31, 2021 fair value of the consideration to be received of $63 million. Lagunas Norte was in a net liability position, which resulted in an impairment reversal that exceeded the FVLCD. The transaction closed on June 1, 2021.

Key Assumptions
Recoverable amount has been determined based on the estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to future metal prices, weighted average costs of capital, NAV multiples for gold assets, operating costs, capital expenditures, closure costs, future production levels, continued license to operate, evidence of value from current year disposals and the expected start of production for our projects. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the fair value of mineral resources outside of LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the CGU (Level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold, copper and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Assumptions
The short-term and long-term gold and copper price assumptions used in our fourth quarter 2022 and 2021 impairment testing are as follows:

	2022	2021
Gold price per oz (short-term)	$1,700	$1,700
Gold price per oz (long-term)	1,550	1,500
Copper price per lb (short-term)	3.50	4.00
Copper price per lb (long-term)	3.25	3.00
Neither the increase in the long-term gold price nor long-term copper price assumption from 2021 were considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2022	2021
WACC - gold (range)	4%-13%	3%-8%
WACC - gold (avg)	6%	4%
WACC - copper	n/a	12%
NAV multiple - gold (avg)	1.2	1.2
LOM years - gold (avg)	20	19

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our LOM plans, including the determination of reserves and resources, and the appropriate cost structure for the CGU. The recoverable amount of the CGU would be affected by these changes and also be impacted by other market factors such as changes in NAV multiples and the value per ounce/pound of comparable market entities.
We performed a sensitivity analysis on each gold CGU that was tested as part of the goodwill impairment test, as well as those gold CGUs which we believe are most sensitive to changes in the key assumptions. We flexed the gold prices, WACC and NAV multiple, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold prices, while holding all other assumptions constant. Finally, we assumed a +/- 0.1 change in the NAV multiple, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold prices, WACC and NAV multiple.
If the gold price per ounce was increased by $100, the goodwill impairment recognized for Loulo-Gounkoto would have been lower by $617 million, the non-current asset impairment for Veladero would have been lower by $90 million and there would not have been a non-current asset impairment at Long Canyon. If the gold price per ounce was decreased by $100, the goodwill impairment recognized for Loulo-Gounkoto would have been higher by
$283 million, the non-current asset impairments would have increased by $71 million at Veladero and $55 million at Long Canyon and a non-current asset impairment of $278 million would have been recognized at Bulyanhulu.
If the WACC was decreased by 1%, the goodwill impairment recognized for Loulo-Gounkoto would have been lower by $412 million, and a non-current asset impairment of $155 million would have been recognized at Bulyanhulu, no additional non-current asset impairment would have been recognized for Veladero and there would not have been a non-current asset impairment at Long Canyon. If the WACC was increased by 1%, no additional goodwill impairment would have been recognized for Loulo-Gounkoto, an additional non-current asset impairment of $39 million at Long Canyon would have been recognized and there would have been no change in the non-current asset impairment at Veladero.
If the NAV multiple was decreased by 0.1, there would have been no additional goodwill impairment, a non-current asset impairment of $167 million would have been recognized at Bulyanhulu, but no additional non-current asset impairments recognized at Veladero or Long Canyon. If the NAV multiple was increased by 0.1, the goodwill impairment recognized for Loulo-Gounkoto would have been lower by $416 million, the non-current asset impairments would have decreased by $55 million at Veladero and there would have been no change in the non-current asset impairment at Long Canyon.
The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2022	Carrying Value
Loulo-Gounkoto	$3,165
Bulyanhulu	1,047
Veladero	561
Long Canyon	336